                                                                     EXHIBIT 1.1

                                1,975,000 Shares
                                ----------------

                         ASSISTED LIVING CONCEPTS, INC.
                         ------------------------------

                                  Common Stock
                                  ------------

                             UNDERWRITING AGREEMENT
                             ----------------------



                                                                    July 2, 1996



NATWEST SECURITIES LIMITED
DEAN WITTER REYNOLDS INC.
SMITH BARNEY INC.
As Representatives of the
several Underwriters
c/o NatWest Securities Limited
  135 Bishopsgate
  London EC2M 3XT
  England

Ladies and Gentlemen:

     ASSISTED LIVING CONCEPTS, INC., a Nevada corporation (the "Company"), and each of the selling shareholders listed on Schedule I hereto (collectively, the
                                           ----------
"Selling Shareholders" and each individually, a "Selling Shareholder") propose to sell an aggregate of 1,975,000 shares (the "Firm Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), of which 1,800,000 shares are to be issued and sold by the Company and 175,000 shares are to be sold by the Selling Shareholders, in each case to you and the other underwriters named in Schedule II hereto (collectively, the "Underwriters"), for whom you are
         -----------
acting as representatives (the "Representatives"). The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 296,250 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b) hereto. The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

     The Company and the Selling Shareholders hereby confirm as follows their respective agreements with the Representatives and the several other Underwriters.

     1.  Agreement to Sell and Purchase.
         ------------------------------

           (a) On the basis of the representations, warranties and agreements of the Company and the Selling Shareholders herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to issue and sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company at a purchase price of $18.00 per share, the number of Firm Shares set forth opposite the name of such Underwriter in Column (1) of
Schedule II hereto, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 11 hereof, and
(ii) each Selling Shareholder, severally and not jointly, agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from such Selling Shareholder at the same purchase price per Share, the number of Firm Shares set forth opposite the name of such Underwriter in Column (2) of
Schedule II, multiplied by the number of Firm Shares set forth opposite the name of such Selling Shareholder in Schedule I and divided by the total number of Firm Shares to be sold by all Selling Shareholders, in each case subject to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 11 hereof.

           (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, the Option Shares at the same price per share as the Underwriters shall pay for the Firm Shares. The option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time and from time to time on or before the 30th day after the date of this Agreement (or on the next business day if the 30th day is not a business day), upon notice (the "Option Shares Notice") in writing or by telephone (confirmed in writing) by the Representatives to the Company no later than 5:00 p.m., New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

     2.  Delivery and Payment.  Delivery of the Firm Shares shall be made to the
         --------------------
Representatives for the accounts of the

Underwriters against payment of the purchase price by certified or official bank checks payable in New York Clearing House (same-day) funds to the order of the Company (the "Closing") at the office of Stroock & Stroock & Lavan, counsel to the Underwriters, Seven Hanover Square, New York, New York 10004. Such payment shall be made at 10:00 a.m., New York City time, on July 9, 1996, or at such other time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

         To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

         Certificates evidencing the Shares to be sold by the Company shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

         The cost of original issue tax stamps, if any, in connection with the issuance, sale and delivery of the Firm Shares and the Option Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal or state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the issuance, sale or delivery to such Underwriter of the Firm Shares and Option Shares.

         Certificates in negotiable form (endorsed in blank or accompanied by stock powers in blank, with signatures appropriately guaranteed, and any funds necessary for the purchase of stock transfer stamps) representing all of the Shares to be sold by the Selling Shareholders have been placed in custody under Custody Agreements (each, a "Custody Agreement") with American Stock Transfer & Trust Company as Custodian (the "Custodian") and each Selling Shareholder has duly executed and delivered a Power of Attorney (a "Power of Attorney") appointing Dr. Keren Brown Wilson, Stephen Gordon, and James Pieczynski, and each of them, as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute this

Agreement and to deliver this Agreement on behalf of such Selling Shareholder, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and such Custody Agreement. Each Selling Shareholder agrees that the Shares represented by the certificates held in custody for such Selling Shareholder under such Custody Agreement are subject to the interests of the Underwriters hereunder and the arrangements made by such Selling Shareholder for such custody, as well as the appointment by such Selling Shareholder of the Attorneys-in-Fact, are, to that extent, irrevocable. Each Selling Shareholder specifically agrees that its obligations hereunder shall not be terminated, except as otherwise provided herein, by any act of such Selling Shareholder, operation of law or otherwise, whether by the death or incapacity of such Selling Shareholder or by the occurrence of any other event. If any Selling Shareholder should die or become incapacitated or if any other such event should occur before the delivery of the Shares hereunder, certificates representing the Shares held in custody for such Selling Shareholder shall be delivered pursuant to the terms and conditions of this Agreement and such Custody Agreement, and the actions taken by the Attorneys-in-Fact pursuant to such Power of Attorney shall be as valid as if such death, incapacity or other event had not occurred, whether or not the Custodian or the Attorneys-in-Fact shall have received notice of such death, incapacity or other event.

     3.  Representations and Warranties of the Company.  The Company represents,
         ---------------------------------------------
warrants and covenants to each Underwriter that:

         (a) A registration statement on Form S-1 (Registration No. 333-06095) relating to the Shares, including a preliminary prospectus relating to the Shares and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The Commission has not issued any order preventing or suspending the use of the Prospectus (as defined below) or any Preliminary Prospectus (as defined below). The term "Preliminary Prospectus" as used herein means a preliminary prospectus relating to the Shares as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the Rules and Regulations included at any time as part of the foregoing registration statement or any amendment thereto. Copies of such registration statement and amendments and of each related Preliminary Prospectus have been delivered to the Representatives. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus relating to the Shares containing information permitted to be omitted at the time of effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations promptly after execution and delivery of this Agreement. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including all financial statements and schedules and all exhibits and any information deemed to be included therein by Rule 430A. The term "Prospectus" means the prospectus relating to the Shares as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus relating to the Shares included in the Registration Statement at the Effective Date.

         (b) On the date that any Preliminary Prospectus was filed with the Commission, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply with all applicable provisions of the Act and the Rules and Regulations and did or will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto.

The Company has not distributed, and, prior to the later to occur of (i) the Closing Date or, if later, the Option Closing Date and (ii) completion of the distribution of the Shares, will not distribute, any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act.

         (c) Except as set forth in Exhibit 21 to the Registration Statement, the Company has no subsidiaries. The Company is, and at the Closing Date and the Option Closing Date will be, duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has, and at the Closing Date and the Option Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus). The Company is, and at the Closing Date and the Option Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign organization in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so qualified does not and will not have a material adverse effect, singly or in the aggregate, on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company (a "Material Adverse Effect"). The Company does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the articles of incorporation and the bylaws of the Company and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

         (d) The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to any preemptive or similar rights. The Shares to be issued and sold by the Company will be, upon such issuance and payment therefor, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus). The description of the securities of the Company in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus) is, and at the Closing Date and, if later, the Option Closing Date will be, complete and accurate in all respects. Except as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus), the Company does not have outstanding, and at the Closing Date and, if later, the Option Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of its capital stock or any such warrants, convertible securities or obligations.

         (e) The financial statements and the related notes and schedules of the Company set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus) present fairly the financial condition, results of operations, shareholders' equity and cash flows of the Company for the dates and periods specified therein. Such financial statements and schedules have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the entire periods involved, except as otherwise disclosed therein. The balance sheet and the related notes and schedules of the Company included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus) present fairly the financial condition of the Company as of the date indicated, all in conformity with GAAP, except as otherwise disclosed therein. The selected financial data for the predecessors and the Company set forth under the captions "Prospectus Summary--Summary Financial and Operating Data" and "Selected Financial Data" in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus) have been prepared on a basis consistent with the combined financial statements and balance sheets of the predecessors and the Company. No other financial statements or schedules of the Company, any predecessor or any other entity are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. KPMG Peat Marwick LLP (the "Accountants") and Price Waterhouse LLP, who have reported on those of such financial statements and schedules which are or have been audited by them, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations.

         (f) The Company maintains a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (g) Except as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option Closing Date, (i) there has not been and will not have been any change in the capitalization of the Company or any material adverse change in the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company arising for any reason whatsoever, (ii) the Company has not incurred and will not have incurred any material liabilities or obligations, direct or contingent, (iii) the Company has not entered into and will not have entered into any material transactions other than pursuant to this Agreement, and (iv) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

         (h) The Company has good and marketable title to all properties and assets described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) as to be owned by it, free and clear of all liens, security interests, restrictions, pledges, encumbrances, charges, equities, claims, easements, assessments and tenancies (collectively, "Encumbrances") the existence of which would have a Material Adverse Effect, except such as are described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The Company has valid, subsisting and enforceable leases for the properties described in the Prospectus as to be leased by it, free and clear of all Encumbrances the existence of which would have a Material Adverse Effect, except such as are described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (i) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (j) Except as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus), there are no actions, suits or proceedings pending or threatened against or affecting the Company or any of its directors or officers in their capacity as such before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign (collectively, a "Governmental Body") , wherein an unfavorable ruling, decision or finding have a Material Adverse Effect.

         (k) The Company has and will have at the Closing Date and the Option Closing Date (if any) all governmental licenses, permits, consents, orders, approvals and other authorizations (collectively, "Licenses") necessary to carry on its business and own its properties as contemplated in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus). The Company has, and at the Closing Date and the Option Closing Date (if any) will have, complied in all material respects with all laws, regulations and orders applicable to it or its business and properties, except where the failure to so comply will not have a Material Adverse Effect. The Company is not, at the Closing Date and the Option Closing Date (if any), in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the due performance and observation of any term, covenant or condition of any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which any of its properties is bound or affected, violation of which would have a Material Adverse Effect. To the best knowledge of the Company, no other party under any such contract or other agreement is in default in any material respect thereunder. Without limiting the generality of the foregoing, each of the assisted living residences to be operated by the Company is certified to participate in those Medicaid programs in which such residences have historically participated and such certification currently in effect will remain in full force and effect, without interruption whatsoever. There are no governmental proceedings or actions pending or threatened for the purpose of suspending, modifying or revoking any License held by the Company (including, without limitation, any proceeding or action to decertify any from participation in any Medicaid program). The Company is not in violation of any provision of its articles of incorporation or bylaws .

         (l) The Company has full power (corporate and other) and authority to enter into this Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, to general principals of equity. The Company has full power and authority to authorize, issue, offer and sell the Shares, as contemplated by this Agreement, free of any preemptive rights. The offer, issuance and sale by the Company of any shares of

Common Stock prior to the date hereof was and is exempt from the registration requirements of the Act and applicable state securities and blue sky laws.

         (m) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All contracts to which the Company is a party listed in Item 16 of the Registration Statement have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable against the Company in accordance with the terms thereof.

         (n) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

         (o) Neither the Company nor any of its directors, officers or affiliates (within the meaning of the Rules and Regulations) has taken, nor will he, she or it take, directly or indirectly, any action designed, or which might reasonably be expected in the future, to cause or result in, under the Act or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or otherwise.

         (p) No holder of securities of the Company has rights to the registration of any securities of the Company as a result of the filing of the Registration Statement.

         (q) The Shares have been approved for listing on the American Stock Exchange (the "AMEX"), subject only to notice of issuance.

         (r) No labor dispute with the employees of the Company exists or is threatened or imminent.

         (s) The Company owns, or is licensed or otherwise has the full right to use all material trademarks and trade names which are used in or necessary for the conduct of its business as described in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus). To the Company's best knowledge, no claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

         (t) Neither the Company nor, to the Company's best knowledge, any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds of the Company in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus).

         (u) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which the Company is engaged; The Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires.

         (v) The business, operations and facilities of the Company has been conducted in compliance with all applicable laws, ordinances, rules, regulations, Licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States, any state or political subdivision thereof, or any foreign jurisdiction, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relatwing thereto; and the Company has not received any notice from any governpmental instrumentality or any third party alleging any violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources).

         (w) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable.

         (x) Each officer and director of the Company has delivered to NatWest Securities Limited an agreement in the form set forth as Exhibit A hereto to the effect that he or she will not, for a period of 180 days after the date hereof, without the prior written consent of NatWest Securities Limited, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of Common Stock or securities convertible into, or exchangeable or exercisable for, shares of Common Stock.

         (y) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby .

     4.  Representations and Warranties of the Selling Shareholders.   Each of
         ----------------------------------------------------------
the Selling Shareholders, severally and not jointly, represents, warrants and covenants to each Underwriter that:

               (a) Such Selling Shareholder has full power and authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by such Selling Shareholder of this Agreement have been given. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitutes a valid and binding agreement of such Selling Shareholder and is enforceable against such Selling Shareholder in accordance with the terms hereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

               (b) Such Selling Shareholder has full power and authority to enter into the Power of Attorney in the form heretofore furnished to the Underwriters and the Custody Agreement in the form heretofore furnished to the Underwriters and to carry out all the terms and provisions thereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by such Selling Shareholder and of the Power of Attorney and the Custody Agreement have been given. Each of the Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by such Selling Shareholder and is enforceable against such Selling Shareholder in accordance with the terms thereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies.

               (c) Such Selling Shareholder now has, and at the time of delivery thereof hereunder will have, (i) good and marketable title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all Encumbrances, and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Shareholder herein; and upon delivery of the Shares hereunder, and assuming that each of the Underwriters acquires such shares in good faith without notice of any adverse claim (within the meaning of the Uniform Commercial Code), the Underwriters will receive good and marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of all Encumbrances.

               (d) On the Closing Date all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Shareholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Shareholder and all laws imposing such taxes will have been fully complied with.

               (e) None of the execution, delivery or performance of this Agreement, the Power of Attorney or the Custody Agreement and the consummation of the transactions contemplated herein or therein by such Selling Shareholder conflicts or will conflict with, or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Encumbrance upon, any property or assets of such Selling Shareholder pursuant to, (i) the terms of any contract or other agreement to which such Selling Shareholder is a party or by which it is bound or to which any of its properties is subject, which conflict, breach, violation or default would adversely affect such Selling Shareholder's ability to perform its obligations hereunder; (ii) any statute, rule or regulation of any Governmental Body having jurisdiction over such Selling Shareholder or any of its activities or properties; or (iii) the terms of any judgment, decree or order of any arbitration or Governmental Body having such jurisdiction.

               (f) No consent, approval, authorization or order of, or any filing or declaration with, any Governmental Body is required for the consummation by such Selling Shareholder of the transactions on its part contemplated herein, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by such Selling Shareholder.

               (g) The sale of the Shares proposed to be sold by such Selling Shareholder is not prompted by such Selling Shareholder's knowledge of any material adverse information concerning the Company which is not set forth or described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus).

               (h) On the date that any Preliminary Prospectus was filed with the Commission, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, all information with respect to such Selling Shareholder included in the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), did or will comply with all applicable provisions of the Act and the Rules and Regulations and did or will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no information regarding such Selling Shareholder included in the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the information regarding such Selling Shareholder included in the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (i) Such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 3 are not true and correct in all material respects.

               (j) Such Selling Shareholder has not distributed and will not distribute the Registration Statement, any Preliminary Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Shareholder has not taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

               (k) Such Selling Shareholder does not have, nor has obtained waiver prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the Selling Shareholders to the Underwriters pursuant to this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options, or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

     5.  Representations and Warranties of the Underwriters.  NatWest Securities
         --------------------------------------------------
Limited ("NatWest") represents and agrees that (i) it has not offered or sold and will not offer or sell in the United Kingdom by means of any document, any Securities except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Securities Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom such document may otherwise lawfully be issued or passed on.

     6.        Agreements of the Company and the Selling Shareholders. The
               ------------------------------------------------------
Company (as to Sections 6(a) - (l)) and each Selling Shareholder (as to Sections 6(k) - (m)), severally and not jointly, covenants and agrees with each of the several Underwriters as follows:

               (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

               (b) The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representatives promptly, and will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of Section 6(f) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any Preliminary Prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Representatives promptly of all such filings.

               (c) If, at any time when a Prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Representatives thereof and, subject to Section 6(b) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

               (d) The Company will furnish to the Representatives, without charge, one signed copy of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

               (e) The Company will comply with all the provisions of all undertakings contained in the Registration Statement.

               (f) On the Effective Date, and thereafter from time to time for such period as the Prospectus is required by the Act to be delivered, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request for purposes contemplated by the Act. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or in the Registration Statement in order to make any statement therein not misleading, or if it is necessary to supplement or amend the Prospectus or the Registration Statement to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representatives may reasonably request.

               (g) Prior to any public offering of the Shares by the Underwriters, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

               (h) During the period of five years commencing on the Effective Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

               (i) The Company will make generally available to holders of its securities, as soon as may be practicable, but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, a consolidated earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

               (j) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds".

               (k) Neither the Company nor the Selling Shareholders will at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

               (l) The Company and each Selling Shareholder will not for a period of 180 days after the date hereof, without the prior written consent of NatWest Securities Limited, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer sale, grant of any option to purchase or other disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock.

         7.    Expenses.
               --------

               (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company and each Selling Shareholder under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits thereto, each Preliminary Prospectus, the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus, the Custody Agreements and the Powers of Attorney

(2) the preparation and delivery of certificates representing the Shares, (3) the printing of this Agreement, the Agreement among Underwriters, any Dealer Agreements and any Underwriters' Questionnaire, (4) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any Preliminary Prospectus, and all amendments and supplements thereto, as may be required thereunder, (5) the listing of the Shares on the AMEX, (6) any filings required to be made by the Underwriters with the National Association of Securities Dealers, Inc., (7) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 6(g), including the reasonable fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) counsel and accountants to the Company and the Selling Shareholders and (9) the transfer agent for the Shares.

               (b) If this Agreement shall be terminated by the Company or any of the Selling Shareholders pursuant to any of the provisions hereof (otherwise than pursuant to Section 11) or if for any reason the Company or any of the Selling Shareholders shall be unable to perform its obligations hereunder, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) incurred by them in connection herewith. The Company shall not be liable to the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

       8.      Conditions of the Obligations of the Underwriters. The
               -------------------------------------------------
obligations of each Underwriter hereunder are subject to the following conditions:

               (a) Notification that the Registration Statement has become effective shall be received by the Representatives not later than 4:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

               (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives did not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened or contemplated, rely upon the best of their information and belief), to the effect of the foregoing clauses (i),
     (ii) and (iii).

               (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company whether or not arising from transactions in the ordinary course of business and the Company shall not shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

               (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any Governmental Body, in which litigation or proceeding an unfavorable ruling, decision or finding would have a Material Adverse Effect.

               (e) Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been fully performed, fulfilled or complied with.

               (f) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Latham & Watkins, counsel for the Company and the Selling Shareholders, in form and substance satisfactory to you. The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Schreck, Jones, Bernhard, Woloson & Godfrey, Nevada counsel for the Company, in form and substance satisfactory to you.

                   In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, each Selling Shareholder and public officials. The foregoing opinion of Latham & Watkins shall also state that the Underwriters are justified in relying upon such opinion of Schreck, Jones, Bernhard, Woloson & Godfrey and copies of such opinion shall be delivered to the Representatives and counsel for the Underwriters.

                   References to the Registration Statement and the Prospectus in this paragraph (f) or in the above mentioned opinions shall include any amendment or supplement thereto at the date of such opinion.

               (g) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Stroock & Stroock & Lavan, counsel to the Underwriters, which opinion shall be satisfactory in all respects to the Representatives. In rendering such opinion, such counsel may rely as to all matters of Nevada law upon the opinion of Schreck, Jones, Bernhard Woloson & Godfrey, Las Vegas, Nevada.

               (h) Concurrently with the execution and delivery of this Agreement, or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery (the "Original Letter"), addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that (i) they are independent public accountants with respect to the Company and the predecessor within the meaning of the Act and the Rules and Regulations; (ii) in their opinion, the financial statements and any supplementary financial information and schedules included in the Registration Statement and examined by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations; (iii) on the basis of procedures, not constituting an examination in accordance with generally accepted auditing standards, set forth in detail in the Original Letter, including a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company, inspections of the minute books of the Company since the latest audited financial statements included in the Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in the Original Letter to a date not more than five days prior to the date of the Original Letter, nothing came to their attention that caused them to believe that: (A) the unaudited financial statements and schedules included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations, or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited financial statements included in the Prospectus; (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited financial statements included in the Prospectus; (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included in the Prospectus; (D) as of a specified date not more than five days prior to the date of the Original Letter, there have been any changes in the capital stock of the Company or any increase in the long-term debt of the Company, or any decreases in net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in the Original Letter; and
     (E) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (D), there were any decreases in revenues or the total or per share amounts of net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in the Original Letter; and (iv) in addition to the examination referred to in their reports included in the Prospectus and the procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting, financial or other records of the Company and its predecessors, as the case may be, which appear in the Prospectus or in Part II of, or in exhibits or schedules to, the Registration Statement, and have compared such amounts, percentages and financial information with such accounting, financial and other records and have found them to be in agreement. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date or the Option Closing Date, as the case may be.

          (i) At the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

             (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading and (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect;

              (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all respects.

              (iii) Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

          (j) The Shares shall be qualified for sale in such states as the Representatives may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

          (k) Prior to the Closing Date, the Shares shall have been approved for listing on the AMEX, subject only to notice of issuance.

          (l) At the Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, from each Selling Shareholder (which may be signed by an Attorney-in-Fact), in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Registration Statement and Prospectus and, if any, each amendment and each supplement thereto contain all statements required to be included therein regarding such Selling Shareholder, and (A) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact regarding such Selling Shareholder or omit to state a material fact regarding such Selling Shareholder required to be stated therein or necessary in order to make the statements therein regarding such Selling Shareholder not misleading and (y) the Prospectus does not contain any untrue statement of a material fact regarding such Selling Shareholder or omit to state a material fact regarding such Selling Shareholder required to be stated therein or necessary in order to make the statements therein regarding such Selling Shareholder, in the light of the circumstances under which they were made, not misleading and (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein regarding such Selling Shareholder not untrue or misleading in any material respect;

               (ii) Each of the representations and warranties of such Selling Shareholder contained in this Agreement are, at the time such certificate is delivered, true and correct in all material respects; and

               (iii) Each of the covenants required herein to be performed by such Selling Shareholder on or prior to the date of such certificate has been duly, timely and fully performed in all material respects and each condition herein required to be complied with such Selling Shareholder on or prior to the delivery of such certificate has been duly, timely and full complied with in all material respects.

          (m) The Company and the Selling Shareholders shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company or the Selling Shareholders, as to the performance by the Company or the Selling Shareholders of their obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

               All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you. The Company and the Selling Shareholders will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

     9.   Indemnification and Contribution.
          --------------------------------

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended

(the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof), to which such Underwriter or such controlling person may become subject under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by the Company in Section 3 of this Agreement, (ii) any untrue statement or alleged untrue statement of any material fact contained in
(A) the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or
(B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), or
(iii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company
                                          --------  -------
will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein; provided, further, that such indemnity with respect to any
             --------  -------
Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased Shares which are the subject thereof to the extent that any such loss, claim, damage or liability (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (or any amendment or supplement thereto), unless such failure to deliver the Prospectus (as amended or supplemented) was the result of noncompliance by the

Company with Section 6(f). This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

          (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof), to which they, or any of them, may become subject under the Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by such Selling Shareholder in Section 4 of this Agreement, (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or (B) any Application executed by such Selling Shareholder or based upon written information furnished by or on behalf of such Selling Shareholder, or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or any Application a material fact required to be stated therein or necessary to make the statements therein (A) in the case of the Registration Statement, any amendment or supplement to the Registration Statement or any Application, not misleading and (B) in the case of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that such Selling Shareholder
                             --------  -------
will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based solely upon an untrue statement or omission or alleged untrue statement or omission in any of such documents made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion therein; provided, further, that such indemnity with respect to any Preliminary
         --------  -------
Prospectus shall not inure to the benefit of any Underwriter (or any such controlling person) from whom the person asserting any such loss, claim, damage, liability or action purchased Shares which are the subject thereof to the extent that any such loss, claim, damage or liability (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and
(ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (or any amendment or supplement thereto), unless such failure to deliver the Prospectus (as amended or supplemented) was the result of noncompliance by the Company with Section 6(f); and provided, further, however,
                                                    --------  -------  -------
that such Selling Shareholder will be liable in any such case only to the extent that such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement or any amendment thereto or in the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder specifically for use therein. The Underwriters acknowledge that for all purposes under this Agreement, the statements set forth with respect to each Selling Shareholder under the headings "Risk Factors - Conflicts of Interest," "Risk Factors - Shares Eligible for Future Sale," "Management," "Certain Transactions," "Principal and Selling Stockholders and Management Ownership" and "Shares Eligible for Future Sale" in any Preliminary Prospectus and Prospectus constitute the only information relating to any Selling Shareholder furnished by such Selling Shareholder expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that such Selling Shareholder might otherwise have. Such Selling Shareholder will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding. The liability of such Selling Shareholder under this Section 9(b) shall be limited to an amount equal to the aggregate public offering price of the Shares sold by such Selling Shareholder to the Underwriters. The Company and such Selling Shareholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

         (c) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Shareholder and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, (and actions in respect thereof) to which the Company, the Selling Shareholders and any such director, officer or controlling person may become subject under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or any Application, or material fact required to be stated therein or (ii) the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, the Selling Shareholders and any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. The Company and the Selling Shareholders acknowledge that, for all purposes under this Agreement, the statements set forth in the first, second, third, fourth, seventh, eighth and ninth paragraphs under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus.

          (d) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 9, notify such indemnifying party or parties of the commencement thereof; but the omission so to notify the indemnifying party or parties will not relieve it or them from any liability which it or they may have to any indemnified party otherwise than under subsection (a), (b) or (c) of this
Section 9 or to the extent that the indemnifying party was not adversely affected by such omission. In case any such action is brought against an indemnified party and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties against which a claim is to be made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the
                                        --------  -------
defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 9, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 9 in which case the indemnified party may effect such a settlement without such consent.

          (e) If the indemnification provided for in the preceding paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other, from the offering of the Shares or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand, and the indemnified party, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided
                                                                    --------
that, in the event the Underwriters shall have purchased any Option Shares
- ----
hereunder, any determination of the relative benefits received by the Company, the Selling Shareholders or the Underwriters from the offering of the Shares shall include the total proceeds from the offering (before deducting expenses) received by the Company, and the underwriting discounts and commissions received by the Underwriters from the sale of such Option Shares, in each case as set forth in the notes to the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission, and any other equitable considerations appropriate in the circumstances. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The Company, the Selling Shareholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (e). Notwithstanding any other provision of this paragraph (e), no Selling Shareholder shall be required to contribute any amount in excess of the aggregate public offering price of the Shares sold by such Selling Shareholder to the Underwriters. Notwithstanding any other provision of this paragraph (e), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts received by it with respect to the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Agreement Among Underwriters. For purposes of this paragraph (e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act

shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Selling Shareholders, subject in each case to this paragraph (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this paragraph (e), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation (x) it or they may have hereunder or otherwise than under this paragraph (e) or (y) to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have.

     10.  Termination.  The obligations of the several Underwriters under this
          -----------
Agreement may be terminated at any time prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company or the Selling Shareholders if, prior to delivery and payment for the Firm Shares (or the Option Shares, as the case may be), in the sole judgment of the Representatives, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission or by an exchange that lists the Shares, (ii) trading in securities generally on the AMEX, the New York Stock Exchange or the International Stock Exchange of the United Kingdom and the Republic of Ireland, Limited shall have been suspended or limited or minimum or maximum prices shall have been generally established on any of such exchanges, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such exchanges or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by Federal, New York State or United Kingdom authorities or (iv) any material adverse change in the financial or securities markets in the United States or United Kingdom or any outbreak or material escalation of hostilities or declaration by the United States or the United Kingdom of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus. Any termination pursuant to Section 10 shall be without liability of any party to any other party except as provided in Sections 7(a) and 9.

     11.  Default of Underwriters.  If one or more Underwriters default in their
          -----------------------
obligations to purchase Firm Shares or Option Shares hereunder and the aggregate number of such Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Shares or Option Shares to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Shares by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Shares or Option Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Shares that is more than ten percent of the aggregate number of Firm Shares or Option Shares, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Shares with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 12 hereof. In the event of any default by one or more Underwriters as described in this Section 11, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 1 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Shares or Option Shares, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 11. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     12.  Survival.  The respective representations, warranties, agreements,
          --------
covenants, indemnities and other statements of the Company, its officers, the Selling Shareholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Selling Shareholder, any Underwriter or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 7 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     13.  Notices.  Notice given pursuant to any of the provisions of this
          -------
Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 10570 S.E. Washington, Suite 213, Portland, Oregon 97216, with a copy to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, CA 90071, Attention: Gary Olson, Esq., or (b) if to the Selling Shareholders, at the addresses set forth on
Schedule I hereto, or (c) if to the Underwriters, to the Representatives at the
- ----------
offices of NatWest Securities Limited, 135 Bishopsgate, London EC2M 3XT England,
Attention: Melvin Rowe. Any such notice shall be effective only upon receipt. Any notice under Section 9 or 10 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

     14.  Successors.  This Agreement shall inure to the benefit of and shall be
          ----------
binding upon the several Underwriters, the Company, the Selling Shareholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Shareholders contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Shares from any Underwriter shall be deemed a successor because of such purchase. This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

     15.  APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT,
          --------------
AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

     16.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders, and the several Underwriters.

                              Very truly yours,

                              ASSISTED LIVING CONCEPTS, INC.


                              By: -----------------------------
                                  Name:  Dr. Keren Brown Wilson
                                  Title: Chief Executive Officer

                              SELLING SHAREHOLDERS


                              By: -----------------------------
                                    Attorney-in-Fact
                                    for the Selling Shareholders
                                    named in Schedule I hereto


Confirmed as of the date first
above mentioned:


NATWEST SECURITIES LIMITED
DEAN WITTER REYNOLDS INC.
SMITH BARNEY INC.
Acting on behalf of
themselves and as the
Representatives of the
other several Underwriters
named in Schedule II hereof.


By:  NATWEST SECURITIES LIMITED


     By:  --------------------------
          Name:
          Title:

                                   SCHEDULE I

                              SELLING SHAREHOLDERS




                                                                   Number of
                                                               Shares to be Sold
                                                               -----------------

Andre Dimitriades (1)...................................................  75,000

William McBride III (1).................................................  50,000

Dr. Keren Brown Wilson (2)..............................................  25,000

James Pieczynski (1)....................................................  25,000
                                                                         -------
Total................................................................... 175,000

- ------------------------------------------------------------------

(1) Address for notices:
     c/o LTC Properties, Inc.
     300 Esplanade Drive
     Suite 1860
     Oxnard, California 93030

(2) Address for notices:
     c/o Assisted Living Concepts, Inc.
     9955 S.E. Washington
     Suite 201
     Portland, Oregon 97216

                                  SCHEDULE II

                                  UNDERWRITERS

                              (1)             (2)              (3)
                              Number of       Number of         Aggregate
                              Firm Shares     Firm Shares       Number of
                              to be           to be             Firm
                              Purchased       Purchased from    Shares to
                              from            the Selling       be
                              the Company     Shareholders      Purchased
                              -----------     --------------    ---------
NatWest Securities
 Limited...............          600,000          58,334          658,334

Dean Witter Reynolds
 Inc...................          600,000          58,333          658,333

Smith Barney Inc.......          600,000          58,333          658,333
                               ---------         -------        ---------
Total..................        1,800,000         175,000        1,975,000
                               =========         =======        =========

                                                                       EXHIBIT A

July __, 1996


NATWEST SECURITIES LIMITED
DEAN WITTER REYNOLDS INC.
SMITH BARNEY INC.
As Representatives of the
several Underwriters
c/o NatWest Securities Limited
135 Bishopsgate
London EC2M 3XT England

Ladies and Gentlemen:

          In order to induce the several underwriters, for which NatWest Securities Limited, Dean Witter Reynolds Inc. and Smith Barney Inc. (the "Representatives") intend to act as Representatives, to underwrite a proposed public offering (the "Offering") of shares of common stock, $.01 par value per share (the "Common Stock"), of Assisted Living Concepts, Inc., a Nevada corporation (the "Company"), as contemplated by a registration statement filed with the Securities and Exchange Commission on Form S-1 (Registration No. 333-06095), the undersigned hereby agrees that the undersigned will not, directly or indirectly, for a period of 180 days after the commencement of the Offering, without the prior written consent of NatWest Securities Limited, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock.

          This letter shall have no further force or effect if the Company, the Selling Shareholders and the several Underwriters shall not have executed and delivered an underwriting agreement related to the Offering by July __, 1996 or if any underwriting agreement entered into by such parties shall be terminated prior to the initial closing date provided for therein.

          This letter agreement shall not prohibit the undersigned from transferring any shares of Common Stock to members of his or her immediate family or to a trust for their benefit, provided that such persons or trust agree to be bound by the terms hereof.


                                       Very truly yours,


                                       By:_________________________
                                          Name:

                                      A-1